SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   February 26, 2007
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:   (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) On February 26, 2007, in connection with its ongoing review of past stock option practices, EPIX Pharmaceuticals, Inc. (the “Company”), together with the Audit Committee of the Company’s Board of Directors, determined that it will need to restate its historical financial statements to record additional non-cash charges for stock-based compensation expense related to past stock option grants because the appropriate measurement dates for financial accounting purposes of certain stock option grants differ from the recorded grant dates of those awards.
     Accordingly, the Company and the Audit Committee of its Board of Directors have concluded that the financial statements and related notes and financial data for all prior periods, including all annual and interim periods included in the Company’s most recently filed 10-K and most recently filed 10-Q, as well as all earnings releases, press releases and similar communications issued by the Company related to those financial statements should no longer be relied upon.
     As the Company’s review of past stock option practices is ongoing, the Company cannot at this time reasonably estimate the amount of any such charges, the resulting tax and accounting impact, or the impact of the review on internal controls over financial reporting. The Company does not expect that the anticipated restatements will have any material impact on its historical revenues or cash position for any period, other than costs associated with the Company’s review and any related tax expenses.
     The Company and the chair of the Audit Committee of the Company’s Board of Directors have discussed the matters disclosed in this current report on Form 8-K with Ernst & Young LLP, the Company’s independent registered public accounting firm.
Item 7.01      Regulation FD Disclosure.
     On February 26, 2007, EPIX Pharmaceuticals, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.1 to this current report on Form 8-K.
     The information in this current report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release issued by the registrant on February 26, 2007, furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
February 26, 2007	By:	/s/ Kim C. Drapkin
Kim C. Drapkin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on February 26, 2007, furnished herewith.